Exhibit 10.1

RESPONSE TO NOTICE OF COMMITMENT INCREASE REQUEST

January 8, 2026

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Justin Rustia

Phone: 212-224-4397

Re:	Antares Private Credit Fund (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Credit Agreement, dated as of December 11, 2025 (as amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of January 8, 2026, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of January 8, 2026, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and the entities identified as Assuming Lenders in Schedule I hereto (the “Assuming Lenders” and each, an “Assuming Lender”) agrees that each of the Assuming Lenders does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Dollar Commitment in the amount specified on Schedule I. Without limiting the foregoing, each of the Assuming Lenders hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Each of the Assuming Lenders represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is an Incremental Assumption Agreement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Signature pages follow]

Very truly yours,

APPLE BANK,
as Assuming Lender

By:	/s/ Burt Feinberg
Name: Burt Feinberg
Title: Managing Director

WEBSTER BANK, nATIONAL ASSOCIATION,
as Assuming Lender

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Senior Managing Director

ANTARES private credit fund

By:	/s/ Thomas Sweeney
Name: Thomas Sweeney
Title: Chief Financial Officer and Principal Accounting Officer

SMBC-Antares—Response to Notice Increase Request (Joint Joinder)

ACKNOWLEDGED, ACCEPTED
AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Tomohito Shinozaki
Name: Tomohito Shinozaki
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as Swingline Lender and Issuing Bank

By:	/s/ Lawrence Beller
Name: Lawrence Beller
Title: Executive Vice President